UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K

____________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 11, 2021

____________________

VROOM, INC.

(Exact name of registrant as specified in its charter)

____________________

Delaware	001-39315	90-1112566
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
1375 Broadway, Floor 11 New York, New York 10018
(Address of principal executive offices) (Zip Code)

(855) 524-1300
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

____________________

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐ Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐ Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	VRM	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On October 11, 2021, Vroom, Inc. (“Vroom”), Vroom Finance Corporation, a Delaware corporation and an indirect wholly-owned subsidiary of Vroom (“Merger Sub”), Unitas Holdings Corp., a Delaware corporation (the “Company”), and Fortis Advisors LLC, a Delaware limited liability company, solely in its capacity as the equityholders’ representative, entered into an Agreement and Plan of Merger (the “Merger Agreement”).

Upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as an indirect wholly-owned subsidiary of Vroom. At the closing of the Merger, Vroom will pay a purchase price of $300 million in cash, subject to certain customary purchase price adjustments.

The obligation of the parties to consummate the Merger is subject to the satisfaction or waiver of customary closing conditions set forth in the Merger Agreement, including the expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended and the receipt of certain state regulatory approvals.

The Merger Agreement includes representations, warranties and covenants of the parties that are customary for a transaction of this nature, including covenants, among others, (i) for each of the parties to use reasonable best efforts to consummate the transactions contemplated by the Merger Agreement and (ii) for the Company and its subsidiaries to conduct their business in the ordinary course and be bound by customary restrictions relating to the operation of their business until the closing. The Merger Agreement also contains certain indemnification obligations with respect to breaches of representations and warranties and certain other specified matters.

The Merger Agreement includes certain termination rights of both the Company and Vroom, including providing that either party, subject to certain exceptions and limitations, may terminate the Merger Agreement if the Merger is not consummated by May 2, 2022.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated into this report by reference. The Merger Agreement and the above description of the Merger Agreement have been included to provide investors and security holders with information regarding the terms of the Merger Agreement. It is not intended to provide any other factual information about Vroom, Merger Sub, the Company or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties of each of Vroom and Merger Sub and the Company made solely for the benefit of the other. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Merger Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. In addition, such representations and warranties may apply standards of materiality in a way that is different from what may be viewed as material by security holders of, or other investors in, Vroom, Merger Sub and the Company. Moreover, the representations and warranties in the Merger Agreement were used for the purpose of allocating risk between Vroom, Merger Sub and the Company and not necessarily for establishing matters as fact, and information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Security holders and investors are not third-party beneficiaries under the Merger Agreement. Accordingly, you should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about Vroom, Merger Sub and the Company, or any of their respective subsidiaries or affiliates that the respective companies include in reports, statements and other filings they make with the Securities and Exchange Commission, and you should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Vroom, Merger Sub or the Company, or any of their respective subsidiaries or affiliates.

Item 7.01. Regulation FD Disclosure.

On October 12, 2021, Vroom issued a press release announcing entry into the Merger Agreement. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 hereto.

In addition, Vroom provided supplemental information regarding the Merger in connection with a presentation to analysts and investors to be held on October 12, 2021. A copy of the investor presentation is attached as Exhibit 99.2 hereto.

The information furnished pursuant to Item 7.01 of this Current Report, including Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall it be incorporated by reference into future filings by Vroom under the Securities Act of 1933, as amended, or under the Exchange Act, unless Vroom expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed as part of this report:

2.1*

Agreement and Plan of Merger, dated as of October 11, 2021, by and among Vroom, Inc., Vroom Finance Corporation, Unitas Holdings Corp. and Fortis Advisors LLC, solely in its capacity as the equityholders’ representative.

99.1	Press release of Vroom, dated October 12, 2021 (furnished pursuant to Item 7.01).
99.2 104	Investor Presentation, dated October 12, 2021 (furnished pursuant to Item 7.01). Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the SEC upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any document so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 12, 2021	VROOM, INC.
	By:	/s/ Robert R. Krakowiak
Name: Robert R. Krakowiak
Title: Chief Financial Officer